UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 30, 2006

                            BIOLOK INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                             000-51482                 65-0317138
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(State or other jurisdiction        (Commission              (IRS Employer
Of incorporation)                   File Number)          Identification Number)

                              368 S. Military Trail
                            Deerfield Beach, FL 33442
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                    (Address of Principal Executive Offices)

                                 (954) 698-9998
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          See Item 8.01 and Exhibit 99.1

Item 8.01 OTHER EVENTS

      On May 30, 2006, BioLok International Inc. (the "Company") issued a press release announcing that the Company and Shofu Inc. ("Shofu") of Japan have entered into an international distribution agreement to market the BioLok Precision Dental Implant System and its related products in Japan, subject to the finalization and successful registration of the product line in Japan under their regulations of the Pharmaceutical Affairs Law and Medical Act. A copy of the press release is attached as Exhibit 99.1.

      The information under the captions, "Item 1.01 - "Entry into a Material Definitive Agreement" and "Item 8.01 - Other Events," including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.  Description
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99.1         Press release issued by BioLok International Inc. on May 30, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2006                     /s/ Bruce L. Hollander
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                                        Bruce L. Hollander, CEO and President